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                                                                      Exhibit 24

                                POWER OF ATTORNEY

                   We, the undersigned directors of Apollo Eye Group, Inc., hereby appoint James R. Cook, M.D. and J. Richard Damron, Jr., or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-8 to be filed in connection with the corporation's 1996 Stock Option Plan including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, any and all amendments to such Registration Statement, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

                   Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons as of the 31st day of December, 1996, in the capacities indicated:

         Signature                                           Title
         ---------                                           -----

/s/ James R. Cook, M.D.                                 Chairman of the Board
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James R. Cook, M.D.

/s/ J. Richard Damron, Jr.                              Director
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J. Richard Damron, Jr.

/s/ Vincent C. Manopoli                                 Director
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Vincent C. Manopoli

/s/ Peter Molinaro, Jr.                                 Director
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Peter Molinaro, Jr.

/s/ John C. Prelaz                                      Director
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John C. Prelaz